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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
iParty Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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iParty Corp.
270 Bridge Street, Suite 301
Dedham, MA 02026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2004 Annual Meeting of Stockholders of iParty Corp. will be held as follows:

Date:	Thursday, June 10, 2004
Time:	11:00 a.m., local time
Place:	Posternak Blankstein & Lund LLP Prudential Tower 800 Boylston Street, 33rd Floor Boston, MA 02199

  Matters to be voted on:

  (1)
  The election of seven directors;

  (2)
  Ratification of the appointment of Ernst & Young LLP as our independent public auditors for the fiscal year ending December 25, 2004; and

  (3)
  Any other matters properly brought before the annual meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on April 12, 2004 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting. Representation of at least a majority of all outstanding shares of common stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the annual meeting. The list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at our offices at 270 Bridge Street, Suite 301, Dedham, MA 02026 for ten (10) days prior to June 10, 2004.

        Your vote at the meeting is very important to us regardless of the number of shares you own. Please vote your shares, whether or not you plan to attend the meeting, by completing the enclosed proxy card and returning it to us in the enclosed envelope. Should you want to change your vote prior to the annual meeting you may do so in accordance with the instructions contained in the accompanying proxy statement.

By Order of the Board of Directors,
PATRICK FARRELL Secretary

        This notice and proxy statement and form of proxy are being distributed on or about April 23, 2004.

iParty Corp.
270 Bridge Street, Suite 301
Dedham, MA 02026

Proxy Statement For Annual Meeting of Stockholders
To Be Held on June 10, 2004

GENERAL INFORMATION

        What is this document?    This is the Notice of our 2004 Annual Meeting of Stockholders of iParty Corp. (the "Company"), combined with our Proxy Statement which provides important information for your use in voting your shares of our common stock, or our various series of convertible preferred stock, at the annual meeting.

        Who can vote?    You can vote your shares of common stock or your shares of convertible preferred stock if our records show that you owned the shares on April 12, 2004, which is the record date for the annual meeting. Shares representing a total of 37,034,091 votes are eligible to vote at the meeting. As of April 12, 2004, we had outstanding 21,030,877 shares of common stock; 532,819 shares of Series B convertible preferred stock; 100,000 shares of Series C convertible preferred stock; 250,000 shares of Series D convertible preferred stock; 366,667 shares of Series E convertible preferred stock; and 114,286 shares of Series F convertible preferred stock. No shares of our Series A convertible preferred stock remain outstanding.

        Common Stock.    You are permitted one vote for each share of common stock you owned on April 12, 2004, including (1) shares held in your name as a stockholder of record, and (2) shares held in "street name" for you as the beneficial owner through a broker, trustee, or other nominee, such as a bank. The enclosed proxy card shows the number of shares you can vote.

        Preferred Stock.    You are permitted one vote for each whole number of shares of our common stock into which your shares of convertible preferred stock are convertible. Thus, you are permitted twelve (12) votes for each share of Series B convertible preferred stock, thirteen (13) votes for each share of Series C convertible preferred stock, fourteen (14) votes for each share of Series D convertible preferred stock, ten (10) votes for each share of Series E convertible preferred stock, and ten (10) votes for each shares of Series F convertible preferred stock. In each such case, the number of votes is calculated based on the number of shares you owned on April 12, 2004, including (1) shares held in your name as a stockholder of record, and (2) shares held in "street name" for you as the beneficial owner through a broker, trustee, or other nominee, such as a bank. The enclosed proxy card shows the number of shares you can vote.

        Special Voting Rights of Series C and Series D Preferred Stock.    The Series C convertible preferred stock is entitled to vote alone for the election of a Series C Director, but the holders of a majority of the outstanding shares of Series C convertible preferred stock have indicated to us that they have chosen not to exercise this right at this time. The Series D convertible preferred stock is also entitled to vote alone for the election of a Series D Director. On all other matters, our common stock and our various series of convertible preferred stock vote together as one class on all matters presented at the annual meeting.

        How do I vote by proxy?    Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back in the enclosed envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote in accordance with the Board of Director's recommendations below.

        How does the board of directors recommend that I vote on the proposals?    The Board of Directors recommends that you vote:

        FOR the election of the nominees to serve as directors; and

        FOR the ratification of the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 25, 2004.

        What if other matters come up at the meeting?    The matters described in this proxy statement are the only matters we know that will be voted on at the meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares in their discretion.

        Can I change my vote after I return my proxy card?    Yes. At any time before the annual meeting, you can change your vote either by sending our Secretary, Mr. Patrick Farrell, a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

        Can I vote in person at the meeting rather than by completing the proxy card?    Although we encourage you to complete and return the proxy card even if you plan to attend the meeting to ensure that your vote is counted, you can always vote your shares in person at the meeting.

        Who will count the votes?    The votes cast by holders of shares of our common stock and our various series of convertible preferred stock will be counted, tabulated and certified by the transfer agent and registrar of our common stock and Series B convertible preferred stock, Continental Stock Transfer & Trust Co. Mr. Patrick Farrell, our Secretary, will serve as the inspector of elections at the annual meeting.

        Will my vote be kept confidential?    Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board of Directors. The inspector of elections will forward any written comments that you make on the proxy card to our Board of Directors and Chief Executive Officer without providing your name, unless you expressly request disclosure on your proxy card.

        What do I do if I am a beneficial owner and my shares are held in "street name"?    If your shares are held in the name of your broker, a bank, or other nominee, that party will give you instructions for voting your shares, which should be enclosed with this document.

        What constitutes a quorum?    In order for business to be conducted at the meeting, a quorum must be present. The presence, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the annual meeting (on an as-converted-into-common basis) is necessary to constitute a quorum at the annual meeting.

        Shares of common stock and convertible preferred stock represented in person or by proxy (including "broker non-votes" and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are those shares that are held in "street name" by a broker, bank, or other nominee that indicates on its proxy that it does not have discretionary authority to vote on a particular matter

        If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

        What is the voting requirement to approve each of the proposals?    In the election of directors, the persons receiving the most number of "FOR" votes at the meeting will be elected. Holders of shares of Series D convertible preferred stock alone are entitled to cast votes in respect of the election of the Series D Director. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from you, as the beneficial owner. In counting the voting result for any particular proposal, broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted at the meeting, assuming that a quorum is obtained. An abstention will have the same effect as voting against the proposal.

        Where can I find the voting results?    We will report the voting results in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2004, which we expect to file with the Securities and Exchange Commission ("SEC") in August 2004. The results will be contained in Part II, Item 4 of that Quarterly Report, which will be available via Internet on the SEC's website, www.sec.gov.

        Who pays for this proxy solicitation?    We do. In addition to sending you these materials, one of our officers, directors or employees may contact you by telephone, by mail, or in person. None of these persons will receive any extra compensation for doing this.

        Where can I get directions to the meeting?    The meeting will be held in the offices of Posternak Blankstein & Lund LLP on the 33rd floor of the Prudential Tower, 800 Boylston Street, Boston, MA. Directions to the meeting location are available at www.pbl.com.

        How and when may I submit a stockholder proposal for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?    You may submit proposals, including director nominations, for consideration at future stockholder meetings.

        Stockholder Proposals:    If you are interested in submitting a proposal for inclusion in our proxy statement for the annual meeting next year, or would like to recommend a nominee for director, we must receive your written proposal at our principal executive offices no later than December 27, 2004, which is the first business day after the 120th calendar day before the one-year anniversary of the proxy statement we are releasing to our stockholders for this year's annual meeting. If the date of next year's annual meeting (or special meeting in lieu of the annual meeting) is moved more than 30 days before or after the anniversary date of this year's meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials next year. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareowner proposals in company-sponsored proxy materials. Any proposals should be addressed to:

            iParty Corp.
            270 Bridge Street, Suite 301
            Dedham, MA 02026
            ATTN: Patrick Farrell, Secretary
            Fax: (781) 326-7143

        Copy of By-Law Provisions:    You may contact our Secretary (Mr. Farrell) at our principal executive offices for a copy of the relevant by-law provisions regarding the requirements for making stockholder proposals. Our by-laws also are available on the Investor Relations page on our website at www.iparty.com.

        How may I communicate with the board of directors or the non-management directors on the board of directors?    You may submit an e-mail to our Board of Directors at bod@iparty.com. All directors have access to this e-mail address. Communications intended for our non-management "independent" directors should be directed to the attention of Mr. Frank Haydu at frankhaydu@yahoo.com.

        Does the company have a policy regarding the attendance of directors at the meeting?    Our by-laws do not mandate that members of the Board of Directors must attend the annual meeting of stockholders and we have no separate policy regarding such attendance.

        How many directors attended last year's annual meeting?    One of our four directors attended last year's meeting.

        Does the company have a code of conduct applicable to all directors, officers, and employees?    Yes. In accordance with Section 406 of the Sarbanes-Oxley Act, Item 406 of SEC Regulation S-K, and Section 807 of the enhanced corporate governance rules of the American Stock Exchange, we have adopted a code of conduct and ethics that is applicable to all our directors, officers and employees and is available on the Investor Relations page on our website at www.iparty.com. Our written code of conduct and ethics provides for an enforcement mechanism and requires that waiver of its provisions for any of our directors or officers must be approved by our Board of Directors. We are required to disclose any such waivers on a Form 8-K within five business days.

        Is the code of conduct publicly available?    Yes. It is available on the Investor Relations page of the www.iparty.com website.

        How can I obtain an annual report on Form 10-K?    A copy of our Annual Report on Form 10-K for the year ended December 27, 2003 is enclosed with this proxy statement. Stockholders may request another free copy of our 2003 Annual Report on Form 10-K by making a written or oral request to:

            iParty Corp.
            270 Bridge Street, Suite 301
            Dedham, MA 02026
            ATTN: Patrick Farrell, Secretary
            Telephone: (781) 329-3952

        Who should I contact if I have any questions?    If you have any questions about the annual meeting or any matters relating to this proxy statement, please contact Mr. Patrick Farrell, at the address and telephone number above.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

        The following table shows the number of shares of our common stock beneficially owned as of April 12, 2004 by:

  •
  each nominee for director,

  •
  each executive officer shown in the summary compensation table on page 17 below,

  •
  all executive officers and directors as a group, and

  •
  each person or entity that we believe beneficially owns more than 5% of our common stock.

Name of Beneficial Owner(1)	Number of Common Shares Beneficially Owned(2)		Percent of Class
Sal Perisano	4,343,549	(3)	17.2%
Patrick Farrell	863,430	(4)	4.0%
Dorice Dionne	4,343,549	(5)	17.2%
Robert H. Lessin Jefferies & Co. 520 Madison Ave., 12th Floor New York, NY 10022	12,094,416	(6)(7)	44.6%
iParty LLC c/o Robert H. Lessin Jefferies & Co. 520 Madison Ave., 12th Floor New York, NY 10022	6,000,000	(7)	28.5%
Stuart G. Moldaw 1550 El Camino Real Suite 290 Menlo Park, CA 94025	905,450	(8)	4.1%
Lorenzo Roccia 41 East 11 St., 11th Floor New York, NY 10003	4,623,339	(9)	18.3%
Roccia Partners, L.P. c/o Lorenzo Roccia 41 East 11 St., 11th Floor New York, NY 10003	4,423,339	(10)	17.5%
Boston Millennia Partners, LP 30 Rowes Wharf Suite 500 Boston, MA 02110	2,110,600	(11)	9.1%
Hampton Associates Limited 1702 Dina House Ruttonjee Centre 11 Duddell Street Central Hong Kong	1,190,795	(12)	5.5%
HMTF Holdings 200 Crescent Court, Suite 1600 Dallas, TX 75201	5,351,250	(13)	20.3%
Patriot Capital Limited P.O. Box 438 Road Town Tortola, British Virgin Islands	1,184,803	(14)	5.3%
Frank Haydu	50,000	(15)	0.2%
Eric Schindler	25,000	(16)	0.1%
Joseph Vassalluzzo	215,000	(17)	1.0%
Daniel De Wolf	285,000	(18)	1.3%
Christina Weaver-Vest Hicks, Muse, Tate & Furst Incorporated 200 Crescent Court, Suite 1600 Dallas, TX 75201	100,000	(19)	0.5%
All Officers and Directors as a Group (10 persons)	22,599,734		61.2%

(1)
Unless otherwise indicated, all addresses are c/o iParty Corp., 270 Bridge Street, Suite 301, Dedham, MA 02026.

(2)
The number of shares beneficially owned by each entity, person, director or named executive officer is determined under SEC rules, particularly Rule 13d-3, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, each entity or individual is considered the beneficial owner of any shares as to which they have the sole or shared voting power or investment power. Such persons and entities are also deemed under the same rules to beneficially own any shares that they have the right to acquire within sixty (60) days of April 12, 2004 (i.e., June 11, 2004) through the exercise of stock options or warrants or other similar rights. This stock ownership information is based upon information furnished to us by the persons named in the table. The percentage of class is calculated in accordance with Rule 13d-3 and is based on 21,030,877 shares outstanding as of April 12, 2004 plus, as to each holder thereof and no other person, the number of shares (if any) that the person has the right to acquire on or prior to June 11, 2004, through the exercise of stock options or warrants or other similar rights.

(3)
Mr. Perisano owns 145,000 shares and holds options for 4,662,988 shares, of which 4,198,549 are presently exercisable or will be exercisable within 60 days of April 12, 2004. The figure in the table includes options for 2,704,933 shares granted to Mr. Perisano and options for 1,493,616 granted to Mr. Perisano's wife, Ms. Dionne. The figure in the table includes 145,000 shares of common stock held jointly by Mr. Perisano and Ms. Dionne.

(4)
Mr. Farrell owns 44,500 shares and holds options for 930,087 shares, of which 818,930 are presently exercisable or will be exercisable within 60 days of April 12, 2004.

(5)
Ms. Dionne owns 145,000 shares and holds options for 4,662,988 shares, of which 4,198,549 are presently exercisable or will be exercisable within 60 days of April 12, 2004. The figure in the table includes options for 2,704,933 shares granted in the name of Ms. Dionne's husband, Mr. Perisano, and options for 1,493,616 shares granted to Ms. Dionne. The figure in the table includes 145,000 shares of common stock held jointly by Mr. Perisano and Ms. Dionne.

(6)
The figure in the table includes (1) 6,000,000 shares of common stock owned by iParty LLC, of which Mr. Lessin is a member and the manager and a 82.47% owner, (2) 250,000 shares of common stock that may be acquired upon the exercise of presently exercisable options, (3) 273,268 shares of common stock that may be acquired upon the exercise of presently exercisable warrants, (4) 1,608,750 shares of common stock that may be acquired upon the conversion of 125,000 shares of presently convertible Series B convertible preferred stock, (5) 1,200,000 shares of common stock that may be acquired upon the exercise of redeemable common stock purchase warrants, and (6) 2,762,398 shares of common stock which may be acquired upon the conversion of 266,666 shares of presently convertible Series E convertible preferred stock.

(7)
iParty LLC is a Delaware limited liability company and a 28.5% shareholder of iParty Corp. Mr. Lessin is the manager and 82.47% owner of iParty LLC.

(8)
The figure in the table includes (1) 450,450 shares of common stock that may be acquired upon the conversion of 35,000 shares of presently convertible Series B convertible preferred stock, (2) 80,000 shares of common stock which may be acquired upon the exercise of redeemable common stock purchase warrants, and (3) 375,000 shares of common stock which may be acquired upon the exercise of presently exercisable options. Mr. Moldaw served on our Board of Directors until June 17, 2003.

(9)
The figure in the table includes 200,000 shares of common stock which Mr. Roccia may acquire upon the exercise of presently exercisable options. Also includes (1) 2,311,586 shares of common stock which may be acquired upon the conversion of 179,610 shares of presently convertible Series B convertible preferred stock held in the name of Roccia Partners, L.P. and (2) 1,436,883 shares of common stock which may be acquired upon the exercise of redeemable common stock purchase warrants held in the name of Roccia Partners, L.P. Mr. Roccia is a general partner of Roccia Partners, L.P. Also includes (1) 364,100 shares of common stock held in the name of Roccia Venture Partners, L.P. and (2) 310,770 shares of common stock which may be acquired upon the conversion of 30,000 shares of presently convertible Series E convertible preferred stock held in the name of Roccia Venture Partners, L.P. Mr. Roccia is a general partner of Roccia Venture Partners, L.P.

(10)
The figure in the table includes (1) 2,311,586 shares of common stock which may be acquired upon the conversion of 179,610 shares of presently convertible Series B convertible preferred stock held in the name of Roccia Partners, L.P. and (2) 1,436,883 shares of common stock which may be acquired upon the exercise of redeemable common stock purchase warrants held in the name of Roccia Partners, L.P. Mr. Roccia is a general partner of Roccia Partners, L.P. Also includes (1) 364,100 shares of common stock held in the name of Roccia Venture Partners, L.P. and (2) 310,770 shares of common stock which may be acquired upon the conversion of 30,000 shares of presently convertible Series E convertible preferred stock held in the name of Roccia Venture Partners, L.P. Mr. Roccia is a general partner of Roccia Venture Partners, L.P. The figure in the table excludes 200,000 shares of common stock which may be acquired by Lorenzo Roccia upon the exercise of presently exercisable options.

(11)
The figure in the table includes 1,310,600 shares of common stock that may be acquired upon the conversion of 100,000 shares of presently convertible Series C convertible preferred stock and 800,000 shares of common stock which may be acquired upon the exercise of redeemable common stock purchase warrants owned by Boston Millennia Partners Limited Partnership and an affiliated entity.

(12)
The figure in the table includes (1) 577,117 shares of common stock, (2) 254,942 shares of common stock which may be acquired upon the exercise of presently exercisable warrants and (3) 358,736 shares of common stock which may be acquired upon the exercise of redeemable common stock purchase warrants.

(13)
The figure in the table includes 3,513,750 shares of common stock which may be acquired upon the conversion of 250,000 shares of presently convertible Series D convertible preferred stock and 1,837,500 shares of common stock which may be acquired upon the exercise of redeemable common stock purchase warrants owned by HMTF Holdings. The general partner of the sole member of the managing partner of HMTF Holdings is HM5/GP LLC ("HM5"). Thomas O. Hicks is the Chairman and the controlling member of HM5 and is a partner, stockholder and member of the management committee of Hicks, Muse, Tate & Furst Incorporated, an affiliate of HM5. In addition, Jack D. Furst, Lyndon Lea, and John R. Muse are partners, stockholders, and members of the management committee of Hicks, Muse, Tate & Furst Incorporated. Consequently, these individuals may be deemed to beneficially own all or a portion of the shares of common stock issuable to HM5. Each of Messrs. Hicks, Furst, Lea, and Muse expressly disclaims (1) the existence of any group and (2) beneficial ownership with respect to any shares of common stock of which he is not the record owner.

(14)
The figure in the table includes 1,184,803 shares of common stock, which may be acquired upon the conversion of 114,286 shares of presently convertible Series F convertible preferred stock.

(15)
The figure in the table includes 25,000 shares of common stock and 25,000 shares of common stock that may be acquired upon the exercise of presently exercisable options.

(16)
The figure in the table includes 25,000 shares of common stock that may be acquired upon the exercise of presently exercisable options.

(17)
The figure in the table includes 140,000 shares of common stock and 75,000 shares of common stock that may be acquired upon the exercise of presently exercisable options.

(18)
The figure in the table includes 10,000 shares of common stock and 275,000 shares of common stock that may be acquired upon the exercise of presently exercisable options. The owner of record of the 10,000 shares of common stock is Pine Street Ventures LLC, a Delaware limited liability company. The beneficial owners of Pine Street Ventures are Mr. De Wolf's minor children. Mr. De Wolf controls sole voting power.

(19)
The figure in the table includes 100,000 shares of common stock that may be acquired upon the exercise of presently exercisable options. Ms. Weaver-Vest is employed by Hicks, Muse, Tate and Furst Incorporated.

PROPOSAL 1

ELECTION OF DIRECTORS

        The entire Board of Directors, to consist of seven members, will be elected at the annual meeting. The directors elected will serve until re-elected or their successors are elected, which should occur at our next annual meeting in accordance with our by-laws. During the fiscal year ended December 27, 2003, our Board of Directors consisted of Messrs. Perisano, Lessin, Roccia, Farrell, Haydu, Schindler, De Wolf, and Ms. Weaver-Vest. Messrs. Farrell and Lessin will not stand for re-election in order to assist our Board of Directors in meeting the new corporate governance rules of the American Stock Exchange, which, among other things, mandate that a majority of our Board of Directors must be comprised on "independent" non-employee and non-affiliate directors. The Board of Directors intends to invite Mr. Lessin to participate in its meetings as an observer and to invite Mr. Farrell to participate in its meetings by virtue of his position as our President and Chief Financial Officer, but following the annual meeting Mr. Lessin or Mr. Farrell will cease to be directors and as such will not participate in the deliberations of the Board of Directors or its respective committees.

Recommendation of the Board of Directors

        The Board of Directors, including each "independent" non-management director and each member of the Nominating Committee, recommends that the stockholders vote FOR each of the nominees for director named below.

Vote Required

        Directors are elected by a plurality of the votes cast. Unless a stockholder withholds authority, a properly signed and dated proxy will be voted FOR the election of the persons named below, unless the proxy contains contrary instructions.

        We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

        The holders of Series C convertible preferred stock are entitled to vote alone for the election of a Series C Director, but the holders of a majority of the outstanding shares of Series C convertible preferred stock have indicated to us that they have chosen not to exercise this right at this time.

        The holders of Series D convertible preferred stock are entitled to vote alone for the election of a Series D Director. Ms. Weaver-Vest is the designee of the holders of the Series D convertible preferred stock.

        The name and age of each of the seven nominees, his or her position with the Company, and the period during which such person has served as a director are set out below.

Name of Nominee	Age	Position	Director Since
Sal Perisano	53	Chief Executive Officer, Chairman of the Board	1998
Lorenzo Roccia	29	Director	2001
Frank Haydu	56	Director	2003
Daniel De Wolf	47	Director	2003
Eric Schindler	43	Director	2003
Joseph Vassalluzzo	56	Director	2004
Series D Director Nominee
(To be elected only by the holders of Series D preferred stock)
Christina Weaver-Vest	33	Series D Director	2000

        Sal Perisano has been a director of the Company since October 1998, and its Chief Executive Officer since April 15, 1999. Mr. Perisano served as a member of the Board of Directors of The Big Party Corporation from 1992 to May 2000, as its Chairman of the Board from 1992 to December 1998 and as its President from 1992 to September 1998. In 1981, he co-founded Videosmith, which became a prominent video retailer in the Boston area. In 1989, Videosmith was sold to a publicly traded company called Xtravision PLC, which owned 250 stores throughout the U.K. and Ireland. Mr. Perisano stayed on as a director and was later named Chief Executive Officer of the parent company, which was subsequently acquired by Blockbuster Video. Mr. Perisano holds a B.A. from Boston College and an M.A. from Harvard University. Mr. Perisano is married to Ms. Dorice Dionne, who is employed by the Company as its Senior Vice President, Merchandising and Marketing.

        Lorenzo Roccia has been a director of the Company since April 2001. Mr. Roccia is Chairman and Chief Executive Officer of Roccia Venture Partners, a Latin American venture capital fund dedicated to investing in U.S. companies for Latin American expansion. Prior to establishing Roccia Venture Partners, Mr. Roccia was a Senior Analyst in the Private Equity Group at Wit SoundView and a consultant to Wit SoundView's management team. From 1996 to 1998, Mr. Roccia was a member of the Venture Services Group at Salomon Smith Barney. He currently serves on the Board of Directors of Depilight S.A., a chain of medical technology service centers located throughout Venezuela. Mr. Roccia holds a degree in Political Science from Northeastern University.

        Joseph Vassalluzzo became a director of the Company in January 2004. Mr. Vassalluzzo is Vice Chairman of Staples, Inc. In that capacity he has been responsible for Staples' store growth, both domestic and abroad, has overseen Staples' corporate environmental initiatives, and has been responsible for its merger and acquisition activities worldwide. He joined Staples, Inc. in 1989, originally holding the position of Executive Vice President, Growth & Support Services. He was named Executive Vice President, Global Growth and Development of Staples, Inc. in 1993, was promoted to President, Staples Realty & Development in 1997 and was further promoted to his present position of Vice Chairman of Staples, Inc. in 2000. Before joining Staples, Inc. Mr. Vassalluzzo held executive positions at American Stores Co., Acme Supermarkets, Mobil Corp. and Amerada Hess Corp. Mr. Vassalluzzo currently serves as an independent director of Federal Realty Investment Trust, a publicly-held REIT, and as a director of Zoots, Inc., a privately-held dry cleaning chain. Mr. Vassalluzzo holds a B.S. degree in Marketing from Pennsylvania State University and an M.B.A. from Temple University.

        Daniel De Wolf has been a director of the Company since November 2003. He is the Managing Director of the Dawntrader Group and Dawntrader Ventures. Mr. De Wolf is also an adjunct professor at the New York University Law School, where he teaches venture capital law and is of counsel with the law firm of Mintz Levin Cohn Ferris Glovsky and Popeo PC. From 1999 to 2003, Mr. De Wolf was Director of Venture Capital Funds for SoundView Technology Group (formerly Wit Capital). Prior to joining SoundView, Mr. De Wolf was of counsel with the law firm of Cahmy, Karlinsky & Stein LLP ("CKS") in New York City. Mr. De Wolf established the Corporate and Securities Practice Group at CKS in 1994 and was the head of that firm's New Media and E-Law Group. Mr. De Wolf has over 20 years of corporate transactional experience and has been an advisor to many early and developmental stage companies. Mr. De Wolf is a graduate of the University of Pennsylvania as well as the University of Pennsylvania School of Law. Mr. De Wolf currently serves as a director of various privately-held companies, including Conversagent, Inc., HNW, Inc., Perfect Commerce, Tutor.com, and Visible World.

        Eric Schindler has been a director of the Company since December 2003. Mr. Schindler heads the investment banking division at Credit Lyonnais Securities (USA) Inc. Mr. Schindler has over 15 years of investment banking experience. He has initiated and closed a number of large cross-border M&A transactions, corporate restructurings and reorganizations, corporate finance, and private equity and debt placements in different sectors. Before joining Credit Lyonnais Securities, Mr. Schindler was employed by Crédit Lyonnais La Défense in France, where he was responsible for a team of senior bankers for the bank's global relationships with multinational corporations in the infrastructure, engineering, telecoms, transportation, auto parts, and information systems sectors. Prior to this position, Mr. Schindler was a Vice President responsible for Latin American debt restructurings and debt/equity swaps. He also headed the investment banking activities at Credit Lyonnais Argentina. Mr. Schindler is a director of Credit Lyonnais Securities in New York and Credit Lyonnais in Brazil. Mr. Schindler has a National Public Accountant degree from Universidad Católica Argentina and B.A. in two languages with a specialization in Economic Sciences from Académie de Poitiers. Mr. Schindler speaks English, Spanish and French fluently and has a good knowledge of Portuguese.

        Frank Haydu has been a director of the Company since November 2003. Mr. Haydu co-founded WESRAY, a leveraged buyout firm in the early 1980's that participated in numerous transactions, including Gibson Greetings. He later served as a Managing Director of Kidder Peabody, where he was responsible for New England investment-banking operations from 1990 to 1994 and served on the firm's Commitment Committee. He has been interim CEO of New England Medical Center Hospitals and also Interim Commissioner of Education of Massachusetts. Mr. Haydu serves as a director of two other publicly-traded companies, Albany Molecular Research and Moldflow. He holds a B.A. in Economics from Muhlenberg College.

        Christina Weaver-Vest has been a director of the Company since December 2000. Ms. Weaver-Vest is an Associate of Hicks, Muse, Tate & Furst Incorporated, a global private equity investment firm, which she joined in February 1995. Ms. Weaver-Vest also serves on the Board of Directors of Vidrio Formas SA de CV. She received her undergraduate degree from Harvard University and her M.B.A. from Harvard Business School.

Director Independence

        Our Board of Directors has determined that each of the seven director-nominees is an "independent" director as defined under applicable rules of the American Stock Exchange, except for (1) Mr. Perisano, who serves as our Chief Executive Officer, (2) Mr. Roccia, who is the general partner of Roccia Partners, L.P. and Roccia Venture Partners, L.P., which are affiliates of the Company based on their beneficial ownership of Company securities, and (3) Ms. Weaver-Vest, who is an employee of Hicks, Muse, Tate & Furst Incorporated, which beneficially owns all of the outstanding shares of our

Series D convertible preferred stock, which is entitled to designate the Series D Director. As a result, the Board of Directors has determined that a majority of the director-nominees are "independent" under applicable rules of the American Stock Exchange.

Board Committee Matters

        Our Board of Directors has three principal committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of each of these committees are "independent" directors as defined under applicable American Stock Exchange rules and rules of the SEC, including, in the case of the Audit Committee, the additional independence criteria for determining eligibility for director service on audit committees under applicable American Stock Exchange and SEC rules.

        Our Board of Directors has adopted certain corporate governance guidelines which are available on the Investor Relations page on our website at www.iparty.com.

        The following chart describes the function and membership of each committee of the Board of Directors and the number of times it met in 2003:

Audit Committee—6 Meetings

Function	Members
• Engage the independent auditors	Frank Haydu (Chairman)
• Review the annual and quarterly financial statements	Daniel De Wolf
• Review control procedures and accounting practices	Eric Schindler
• Monitor accounting and reporting practices
• Review compliance with the conflict-of-interest policy
• Review the capital structure of the Company
• Exercise such other functions as mandated by the Sarbanes-Oxley Act and other applicable laws and regulations

        The Audit Committee has adopted a charter which is attached hereto as Appendix A, a copy of which is also available on the Investor Relations page of the www.iparty.com website. We have also adopted a "whistleblower" policy which is available on the Investor Relations page of the www.iparty.com website.

        See the report of the Audit Committee on page 20 below.

Compensation Committee—1 Meeting

Function	Members
• Review and approve compensation and benefit programs	Daniel De Wolf (Chairman)
• Determine compensation of senior executives	Frank Haydu
• Administer stock option plans	Eric Schindler

        The Compensation Committee has adopted a charter which is available on the Investor Relations page of the www.iparty.com website.

        See the report of the Compensation Committee on page 13 below.

Nominating Committee

Function	Members
•Review and recommend to the full Board nominations for election to the Board of Directors	Daniel De Wolf (Chairman) Frank Haydu
Eric Schindler
Joseph Vassalluzzo

        The Nominating Committee was formed on April 2, 2004 and has adopted a charter which is attached hereto as Appendix B, a copy of which is also available on the Investor Relations page of the www.iparty.com website.

Director Compensation

        Under our Amended and Restated 1998 Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan"), as currently in effect, each non-employee director is granted, on the effective date of the commencement of his term as director, options to purchase 25,000 shares of our common stock. In addition, each of our directors who is not an executive officer is granted, on an annual basis on the last trading date in August of each year, options to acquire 25,000 shares of common stock, at an exercise price equal to the fair market value of the underlying common stock on the date of grant.

        Pursuant to Section 14(b) of the Stock Option Plan, our Board of Directors has approved an amendment to the Stock Option Plan whereby, effective June 10, 2004, non-independent directors shall cease being eligible to receive stock options by virtue of their service on the Board of Directors. Pursuant to this amendment, in lieu of the stock option grants described in the preceding paragraph, each "independent" director (as defined under applicable rules of the American Stock Exchange) shall be granted options for the purchase of 40,000 shares of our common stock on the date of our annual meeting. Pursuant to this amendment, independent directors who serve on a committee of the Board of Directors will receive an additional 20,000 options to purchase our common stock and an additional 10,000 options for service on each additional committee of the Board of Directors. The Board of Directors has approved annual cash compensation of $10,000 to Frank Haydu for his service as Chairman of the Audit Committee.

Certain Reports; Compliance with Section 16(a) of the Exchange Act

        No person who, during the fiscal year ended December 27, 2003, was a director, officer or beneficial owner of more than ten percent of our common stock (which is the only class of our securities registered under Section 12 of the Exchange Act, failed to file on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year. The foregoing is based solely upon our review of Forms 3 and 4 during the most recent fiscal year as furnished to us under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year.

EXECUTIVE COMPENSATION

        The following report and the performance graph on page 18 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other Company filing with the SEC, unless we state otherwise.

Report of the Compensation Committee

        This report sets forth the duties of the Compensation Committee and the current strategy and components of iParty Corp.'s (the "Company") compensation programs for its executive officers. This report also describes the basis on which the committee made compensation determinations with respect to these executive officers for the year ended December 27, 2003.

        Compensation Committee Participation.    The Compensation Committee, currently composed of three non-employee directors who qualify as "independent" under applicable American Stock Exchange rules, is responsible for the review and recommendation to the full Board of Directors of the compensation of the Company's Chief Executive Officer, review and approval of the compensation of the other executive officers pursuant to employment agreements between the Company and such executive officers and review and approval of other employee benefit plans. We are aware of no interlocking compensation committee relationships between our directors and executive officers and the directors and executive officers of any other public company. The Committee's goals are to:

  •
  provide compensation competitive with similar companies;

  •
  reward executives consistent with the performance of the Company;

  •
  recognize individual performance;

  •
  retain and attract qualified executives; and

  •
  encourage our executives to increase stockholder value by aligning their interests with the interests of our stockholders.

        To achieve these goals, the Committee considers three basic elements in determining total compensation for the Company's executive officers: base salary, annual cash bonus, and stock options. The Committee intends to review its compensation policies from time to time in order to take into account factors which are unique to the Company.

        Base Salary.    The base salaries of our executive officers are set forth in employment agreements entered into by the Company and its executive officers. In considering the appropriate base salaries in connection with such agreements, the Committee considers competitive industry salaries, the nature of the officer's position, the officer's contribution and experience, and the officer's length of service. Base salaries are conservatively pegged to a level we subjectively believe to be competitive with the average levels of base salary in organizations of similar size.

        Annual Cash Bonus.    The Committee approved cash bonuses to executive officers relating to their 2003 performance, which were paid following the end of fiscal 2003. The bonus was $20,000 in the case of Mr. Perisano, $13,200 in the case of Mr. Farrell, and $9,000 in the case of Ms. Dionne.

        Stock Options.    The Committee assists the Board in administering the Company's Stock Option Plan, which rewards executives and other employees for delivering long-term value to our stockholders. The goals of our stock option plans are to:

  •
  reward executives for long-term strategic management and the enhancement of stockholder value through appropriate equity ownership in the Company;

  •
  support a performance-oriented environment that rewards plan participants for improving the Company's financial performance; and

  •
  attract and retain key executives and employees critical to our long-term success.

        Compensation of Chief Executive Officer in 2003.    In fiscal year 2003, the base salary of our Chief Executive Officer, Sal Perisano, was $250,000. The Compensation Committee did not increase Mr. Perisano's base salary from the prior year. A bonus of $20,000 was paid in 2004 relating to Mr. Perisano's 2003 performance. Mr. Perisano was not granted any stock options during fiscal 2003.

        Compensation of Other Executive Officers in 2003.    The base salaries of the other executive officers named in the summary compensation table below were $165,000 for Mr. Farrell and $150,000 for Ms. Dionne. There were no increases in the base salaries of either Mr. Farrell or Ms. Dionne during fiscal 2003. Mr. Farrell and Ms. Dionne received bonuses paid in 2004 relating to their 2003 performance of $13,200 and $9,000, respectively. Neither Mr. Farrell nor Ms. Dionne was granted any stock options during fiscal 2003.

  Submitted by:

  Daniel De Wolf (Chairman)
  Frank Haydu
  Eric Schindler

Executive Officers

        The following sets forth our current executive officers, their ages, the positions and offices held by each person, and the year each person first served as an executive officer of the Company. The officers serve at the discretion of the Board of Directors.

        Mr. Perisano's background is summarized on page 9 above.

        Patrick Farrell, age 36, has been a director of the Company since December 2003, its President since November 2000, and its Chief Financial Officer since April 1999. From 1996 until joining iParty, Mr. Farrell was a Director, Financial Planning & Analysis and Controller for N2K Inc., where he helped negotiate that company's merger with CDnow. Prior to N2K, he served as Controller at EMI Music Group/Angel Records and as Manager of Finance and Accounting for Polygram/Def Jam Recordings, Inc. Mr. Farrell began his professional career at Arthur Andersen LLP, where he was an Audit Senior when he left in 1994. Mr. Farrell graduated with honors in Accounting from Temple University, holds an M.B.A. from New York University and is a Certified Public Accountant.

        Dorice Dionne, age 52, has been the Company's Senior Vice President, Merchandising and Marketing since April 1999. She co-founded The Big Party Corporation with her husband, Sal Perisano, in 1992 in Boston. She served as chief merchant and creative director of The Big Party and has been involved in the party retailing industry since 1985. She is a graduate of Boston College.

Employment and Consulting Agreements

        We entered into a three-year employment agreement with Mr. Perisano on March 30, 1999 to serve as our Chief Executive Officer. On March 26, 2002 we entered into a new two-year employment agreement with Mr. Perisano for a term that began on March 31, 2002. Mr. Perisano's initial annual salary under the first agreement was $150,000. This amount was increased to $250,000 beginning on January 1, 2000, plus a discretionary bonus to be determined by the Board of Directors. Pursuant to our first agreement with Mr. Perisano, on August 26, 1999 we granted Mr. Perisano options to purchase an aggregate of 434,730 shares of our common stock at an exercise price equal to $2.00 per share, which was below the then-current market price of $3.38. These options became fully vested as of

December 29, 2001. The first agreement provided that if Mr. Perisano was terminated without cause or resigned for good reason he would be entitled to receive his then-current salary for a period of nine months. This period was increased in the second agreement to twelve months. Both agreements contained certain non-competition restrictions on Mr. Perisano. Mr. Perisano's second employment agreement expired on March 30, 2004. We are currently in the process of negotiating a new employment agreement with Mr. Perisano.

        We entered into an employment agreement with Mr. Farrell on March 12, 1999 to serve as our Senior Vice President and Chief Financial Officer for a term which expired on December 31, 2000. We amended this agreement on November 1, 2000 when Mr. Farrell assumed the position of President and Chief Financial Officer and president of our subsidiary, iParty Retail. This amended agreement expired on December 31, 2001, on which date we entered into a second employment agreement with Mr. Farrell, which expired on March 31, 2004. Mr. Farrell's initial annual salary under the first agreement was $115,000 (plus a bonus equal to four and one-half (4 1/2) months of his then-current salary on December 31, 2001). We increased Mr. Farrell's salary to $165,000 (plus a discretionary bonus) when we amended the agreement in November 2000. Mr. Farrell's annual salary under the second employment agreement remained unchanged at $165,000 (plus a discretionary bonus). Our initial agreement with Mr. Farrell provided that if Mr. Farrell was terminated without cause or resigned for good reason he would be entitled to receive his then-current salary for a period of three months and half of his then-current salary for a period of three months thereafter. This period was changed in the amended agreement we entered into in November 2000 such that Mr. Farrell became entitled to four and one-half (4 1/2) months of his then-current salary. This period became six months beginning on December 31, 2001. Both agreements contained certain non-competition restrictions on Mr. Farrell. Our second employment agreement with Mr. Farrell expired on March 31, 2004. We are currently in the process of negotiating a new employment agreement with Mr. Farrell.

        We entered into a three-year employment agreement with Ms. Dionne on March 30, 1999 to serve as our Senior Vice President, Merchandising and Marketing. On March 26, 2002 we entered into a new two-year employment agreement with Ms. Dionne for a term that began on March 31, 2002. Ms. Dionne's initial annual salary under the first agreement was $100,000. We increased this amount to $125,000 beginning on January 1, 2000, plus a discretionary bonus to be determined by the Board of Directors. We further increased her annual salary to $150,000 beginning on January 1, 2001. Pursuant to our first agreement with Ms. Dionne, on March 30, 1999 we granted Ms. Dionne options to purchase an aggregate of 337,500 shares of common stock at an exercise price equal to $3.75 per share, which was the fair market value of our common stock on the grant date. These options became fully vested as of March 29, 2002. The first agreement provided that if Ms. Dionne was terminated without cause she would be entitled to receive her then-current salary for a period of six months. This period was increased in the second agreement to twelve months. Both agreements contained certain non-competition restrictions on Ms. Dionne. Our second employment agreement with Ms. Dionne expired on March 31, 2004. We are currently in the process of negotiating a new employment agreement with Ms. Dionne.

Indemnification of Directors and Executive Officers

        Our certificate of incorporation, as amended, and bylaws provide that the Company shall indemnify all of its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Under our certificate of incorporation, as amended, and bylaws, any director or officer, who in his or her capacity as such is made or threatened to be made, party to any suit or proceeding, will be indemnified. A director or officer will be indemnified if it is determined that the director or officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Company's best interests. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and persons controlling the

Company pursuant to the foregoing provision, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy and is, therefore, unenforceable.

        We maintain a directors' and officers' liability insurance policy covering certain liabilities that may be incurred by directors and officers in connection with the performance of their duties. We pay the entire premium for the liability insurance. We have key-person life insurance policies on the lives of each of Mr. Perisano and Ms. Dionne in the amount of $2,000,000 each.

Certain Relationships and Related Transactions

        For information concerning the employment agreements and consulting agreements with certain of our officers and directors see the discussion beginning on page 14 above under the heading "Employment and Consulting Agreements". Mr. Perisano and Ms. Dionne are married.

        As described above, in connection with Mr. Perisano's first employment agreement with us, on August 26, 1999 we granted Mr. Perisano options to purchase an total of 434,730 shares of our common stock pursuant to our Stock Option Plan with an exercise price of $2.00, which was below the then-current market price of $3.38. As of December 29, 2001 all of these options had vested. These options were valued using the Black-Scholes options pricing model and fully expensed. We charged $273,971 related to this stock option grant to stock option compensation expense in fiscal 2001.

SUMMARY COMPENSATION TABLE

        The following table summarizes the aggregate cash compensation paid during 2003, 2002 and 2001 (see footnotes below) to our Chief Executive Officer and other executive officers that received compensation during 2003 in excess of $100,000 in salary and bonus pursuant to their contracts. Currently, options have been granted to management as indicated below.

	Annual Compensation							Long Term Compensation Awards
Name and Principal Position					Other Annual Compensation
	Year	Salary		Bonus				Options/SAR's
Sal Perisano, Chief Executive Officer	2003 2002 2001	$ $ $	250,000 250,000 250,000	$20,000 — —		— — —		— 201,613 1,478,772
Patrick Farrell, President and Chief Financial Officer	2003 2002 2001	$ $ $	165,000 165,000 165,000	$13,200 — —	$ $ $	11,126 47,073 27,202	(1)	— — 574,430
Dorice Dionne, Senior Vice President, Merchandising and Marketing	2003 2002 2001	$ $ $	150,000 150,000 150,000	$9,000 — —		— — —		— 120,968 913,400
John Jolly, Former Chief Operating Officer(2)	2003 2002 2001	$	— — 131,098	— — —		— — —		— — —

(1)
Includes $41,250 for retention and relocation from New York to Boston.
(2)
Mr. Jolly began his employment with the Company on April 26, 2000. On December 15, 2000, Mr. Jolly was terminated as a result of the New York office closing and received severance payments during fiscal 2001 equal to six months salary.

OPTION GRANTS IN FISCAL 2003

Name and Principal Position	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value
Sal Perisano, Chief Executive Officer	—	0.0%	—	—	—
Patrick Farrell, President and Chief Financial Officer	—	0.0%	—	—	—
Dorice Dionne, Senior Vice President, Merchandising and Marketing	—	0.0%	—	—	—

OPTION EXERCISES AND YEAR-END VALUE

        Mr. Perisano, Mr. Farrell, and Ms. Dionne did not exercise stock options in fiscal 2003. The following table sets forth information concerning options exercised during fiscal 2003 and the value of unexercised options held as of the end of fiscal 2003 (December 27, 2003) by the executive officers named above.

			Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(2)
Name	Stock Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Sal Perisano	—	—	2,429,724	562,151	$825,292	$331,839
Patrick Farrell	—	—	729,871	200,217	$282,029	$119,069
Dorice Dionne	—	—	1,323,068	348,045	$510,332	$204,853

(1)
The value realized upon the exercise of an option is determined by multiplying the number of options exercised by the difference between the market price of the common stock on the date of exercise of the options and the exercise price of the options exercised.
(2)
The value of unexercised in-the-money options at the end of fiscal year 2003 is determined by multiplying the number of options held by the difference between the market price of the common stock underlying the options on December 27, 2003 ($0.89 per share, which was the closing price per share of our common stock on the last trading day of our fiscal year, December 26, 2003) and the exercise price of the options.

Stock Performance Graph

        The following graph compares the cumulative total stockholder return of our common stock during the five fiscal years ended December 27, 2003 with the cumulative return of the Russell 2000 Index and the Standard & Poor's Retail Index.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY
("IPT"), RUSSELL 2000 INDEX ("RUSSELL 2000") AND S&P RETAIL INDEX

	12/31/99	12/30/00	12/29/01	12/28/02	12/27/03
IPT	$100.00	$3.05	$17.77	$4.82	$22.59
Russell 2000	$100.00	$96.98	$100.43	$79.23	$115.90
S&P Retail Index-Rlx	$100.00	$76.48	$90.10	$66.42	$94.92

1)
Assumes $100 invested on December 31, 1999 in our common stock, the Russell 2000 Index and the S&P Retail Index, including reinvestment of any dividends paid on the investment. The Russell 2000 Index is an index of 2,000 "small cap" domestic equities that rank in capitalization below the 1,000 largest public companies in terms of market capitalization. The S&P Retail Index is a capitalization-weighted index of domestic equities that consist of the retail sector stocks contained in the S&P 500 Index.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Pursuant to due action by the Audit Committee and our Board of Directors, we have appointed the accounting firm of Ernst & Young LLP as our independent auditors to examine our financial statements for the year ending December 25, 2004. Ernst & Young LLP has no direct or indirect financial interest in the Company

        We expect that representatives of Ernst & Young LLP will be present at the annual meeting. They will be afforded an opportunity to make a statement at the annual meeting if they desire to do so and to respond to appropriate questions by stockholders.

        On June 27, 2002, our Board of Directors, upon recommendation of the Audit Committee, terminated the engagement of Arthur Andersen LLP ("Andersen") as our independent auditors, effective as of such date. Andersen's report on our audited financial statements for each of the fiscal years ended December 30, 2000, and December 29, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 30, 2000, and December 29, 2001, and the interim period between December 29, 2001, and June 27, 2002, there were no disagreements between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on our financial statements for those years. Also, during those two fiscal years and interim period, there were no reportable events as listed in Item 304(a)(1)(iv) of Regulation S-B.

        On July 18, 2002, our Board of Directors, upon recommendation of the Audit Committee, engaged Ernst & Young LLP as our independent auditors, effective as of such date. During the fiscal years ended December 30, 2000, and December 29, 2001, and the interim period between December 29, 2001, and July 18, 2002,we did not consult with Ernst & Young LLP regarding application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statement, or any other matter or reportable event listed in either Items 304(a)(2)(i) and (ii) of Regulation S-K or Regulation S-B.

Vote Required

        The affirmative vote of a majority of the votes represented by our outstanding shares of common stock and Series B, C, D, E and F convertible preferred stock, voting together as one class, is required for the ratification of the appointment of the independent public auditors.

Recommendation of the Board of Directors

        The Board of Directors and the Audit Committee each recommend a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 25, 2004.

Report of the Audit Committee

        The following report does not constitute soliciting material and is not considered filed or incorporated by reference into any other Company filing with the SEC, unless we state otherwise.

        The Audit Committee hereby states that it:

  •
  Has reviewed and discussed the audited financial statements as of and for the year ended December 27, 2003 with the Company's management;

  •
  Has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented;

  •
  Has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence; and

  •
  Based upon the above mentioned reviews and discussions, has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 27, 2003 for filing with the Securities and Exchange Commission.

        The Audit Committee is solely responsible for the appointment, compensation and oversight of the work of the independent auditors for the purpose of preparing and issuing an audit report.

        Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

        The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

        Pursuant to applicable American Stock Exchange rules, the Audit Committee certifies that it has adopted a formal written Audit Committee Charter attached hereto as Appendix A and that the Audit Committee has a policy in accordance with said rules of the American Stock Exchange of reviewing and reassessing the adequacy of the Audit Committee Charter on an annual basis.

        During 2003, the Company paid no fees to Ernst & Young LLP for consulting work outside of the review and audit of their financial statements and related tax research and compliance tax return preparation.

        The members of the Audit Committee believe that they are each "independent" as defined under applicable rules and standards including, without limitation Section 121(A) and 803(e) thereof of the American Stock Exchange's current listing standards, although such standards are subject to future change.

Submitted by:

Frank Haydu, Chairman
Daniel De Wolf
Eric Schindler

Fees to Independent Auditors for Fiscal 2002 and 2003

        The following table represents fees for professional services rendered by Ernst & Young LLP for the audit of our annual financial statements for fiscal 2002 and fiscal 2003 and fees billed for audit-related services, tax services, and all other services by Ernst & Young LLP for fiscal 2002 and fiscal 2003.

	Fiscal 2002	Fiscal 2003
Audit Fees	$229,500	$174,350
Audit Related Fees	0	0
Tax Fees	0	29,750
All Other Fees	0	0

        Fees for audit services include fees associated with the annual audit and reviews of the Company's quarterly reports on Form 10-Q. Tax fees included tax compliance and tax advice.

GENERAL

Other Matters

        The Board of Directors is not aware of any other matters which may come before the annual meeting. If any other matters should properly come before the annual meeting, the persons named in the enclosed proxy will vote on such matters as they may determine, in their discretion.

Appendix A

iPARTY CORP.
AUDIT COMMITTEE CHARTER

I.     General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of iParty Corp. (the "Company") are to:

  •
  oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

  •
  take, or recommend that the Board of Directors of the Company (the ''Board") take, appropriate action to oversee the qualifications, independence and performance of the Company's independent auditors; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Sections 121 and 803(a) under the Company Guide of the American Stock Exchange ("AMEX"); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

        Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an "audit committee financial expert" under the rules promulgated by the SEC.

        The Nominating Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the Committee.

III.  Compensation

        A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.     Responsibilities and Authority

  A. Review of Charter

    •
    The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B.    Annual Performance Evaluation of the Audit Committee

    •
    At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Nominating Committee.

  C.    Matters Relating to Selection, Performance and Independence of Independent Auditor

    •
    The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

    •
    The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

    •
    The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

    •
    The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

    •
    The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

    •
    The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditors' independence.

    •
    The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

    •
    The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

    –
    obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditors' independence, all relationships between the independent auditor and the Company;

    –
    review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditors' audit staff); and

    –
    assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

    •
    In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

    •
    The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

  D.    Audited Financial Statements and Annual Audit

    •
    The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    •
    The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (c) and significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

    •
    The Audit Committee must review:

    i.
    Any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

    ii.
    Major issues as to the adequacy of the Company's internal controls any special audit steps adopted in light of material control deficiencies;

    iii.
    Major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

    iv.
    The effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

    •
    The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

    •
    The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and (2) any significant disagreements with management.

    •
    This review may also include:

    i.
    Any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

    ii.
    Any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

    iii.
    Any management or internal control letter issued, or proposed to be issues, by the auditors.

    •
    The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

    •
    The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

    •
    If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

    •
    Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

    •
    The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  E.    Unaudited Quarterly Financial Statements

    •
    The Audit Committee shall review and may discuss with management and the independent auditor as appropriate, prior to the filing of the Company's Quarterly Reports on Form 10-Q, (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

  F.    Earnings Press Releases

    •
    The Audit Committee shall review and discuss the Company's earnings and related financial information expected to be announced in any press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

  G.    Risk Assessment and Management

    •
    The Audit Committee shall discuss the process by which the Company's exposure to risk is assessed and managed by management.

    •
    In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  H.    Procedures for Addressing Complaints and Concerns

    •
    The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

    •
    The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

  I.    Regular Reports to the Board

    •
    The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

  A.    Engagement of Advisors

    •
    The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B.    Legal and Regulatory Compliance

    •
    The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

    •
    The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

  C.    Conflicts of Interest

    •
    The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

  D.    General

    •
    The Audit Committee may form and delegate authority to subcommittees consisting of one of more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

    •
    The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

    •
    In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

    •
    The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

    •
    The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

Appendix B

iPARTY CORP.
NOMINATING COMMITTEE CHARTER

        This Nominating Committee Charter (the "Charter") is intended to assist the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of iParty Corp., a Delaware corporation, (the "Company") in carrying out its duties and responsibilities. This Charter is in addition to, and is not intended to change or interpret, any federal or state law or regulation, the rules of the Securities and Exchange Commission ("SEC"), listing standards of the American Stock Exchange, applicable Delaware state laws, or the Company's Certificate of Incorporation or By-Laws, each as amended. This Charter is not intended to, and does not, create any legal or fiduciary duties or responsibilities or form the basis for a breach of fiduciary duty or potential liability if not complied with. There are no third party beneficiaries to the Charter. This Charter is subject to modification and interpretation by the Board.

  A.    General Role

        The Committee is responsible for identifying and recommending for approval by the Board a slate of director nominees for election at each of the Company's annual meetings of shareholders (or special meeting in lieu thereof), and otherwise for recommending the Board's other committee members and chairmen, subject to Board ratification, as well as recommending to the Board director nominees to fill vacancies or new positions on the Board or its committees that may occur or be created from time to time, all in accordance with the Company's By-Laws and applicable law.

  B.    Members

        The Committee shall consist of at least three directors, one of whom shall be the Chairman, all of whom shall meet the independence and other requirements of the SEC, the listing rules of the American Stock Exchange, other applicable laws and the Company's By-Laws. Committee members may be removed in accordance with the Company's By-Laws.

  C.    Meetings

        Absent unusual circumstances, the Committee shall meet at least annually. In addition, special meetings shall be held as circumstances require as determined by the Committee's Chairman or by any two other members of the Committee in accordance with the Company's By-Laws. The Committee may invite to its meetings such other directors, members of Company management and such other persons or advisors as the Committee or its Chairman deems necessary or appropriate in order to carry out the Committee's duties and responsibilities. The Committee, through its Chairman, shall report its activities to the Board at the Board meeting next following each Committee meeting so that the Board is kept fully informed of the Committee's activities on a current basis. Minutes of each Committee meeting shall also be distributed to the Board as and when appropriate.

  D.    Responsibilities

        The Committee's responsibilities shall include the following:

    1.
    To establish criteria for prospective director nominees.

    2.
    To establish and effectively communicate to shareholders a method for shareholders to recommend director nominees in accordance with the applicable federal securities laws and regulations and the Company's By-Laws for the Committee's consideration.

    3.
    To evaluate all prospective director nominees, including those nominated by shareholders, in accordance with the Company's By-Laws.

B-1

    4.
    To conduct appropriate inquiries into the backgrounds and qualifications of prospective director nominees.

    5.
    To annually select and recommend for approval by the Board and the election by the Company's shareholders a slate of director nominees, and to otherwise recommend for approval by the Board director nominees to fill vacancies or new positions on the Board as they may occur or be created from time to time, all in accordance with the Company's By-Laws.

    6.
    To review and recommend to the Board an appropriate course of action with respect to or upon the resignation, retirement or removal of any then currently serving director, including whether a new director should be appointed by the Board prior to the Company's next shareholder meeting, all in accordance with the Company's By-Laws.

    7.
    To annually determine and propose to the Board which directors shall serve as members and chairmen of the Board's other committees. In making its determinations, the Committee shall take into consideration (a) balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors which may result from the rotation of committee members and chairmen; (b) subject matter expertise; (c) applicable SEC, IRS, American Stock Exchange and other applicable legal and regulatory requirements; (d) tenure; and (e) the desires of individual Board members.

    8.
    To plan in advance for continuity on the Board as current directors are expected to retire from the Board.

    9.
    If a then serving director shall retire or otherwise undergo a change in the employment position that he or she held when he or she first became a member of the Board, the Committee shall review the continued appropriateness of such director's Board membership and shall take such action as the Committee deems necessary or appropriate, subject to ratification by the Board and compliance with the Company's By-Laws.

    10.
    To, from time to time, if the Committee determines it to be necessary or appropriate, select and retain independent consultants, search firms and experts to provide independent advice to the Committee with respect to the Company's director nominees and nominating policies, practices and procedures and to help identify, screen and check potential director candidates, and to otherwise assist the Committee in carrying out its duties and responsibilities. The cost of such consultants, search firms and experts shall be paid for by the Company.

    11.
    To, from time to time, if the Committee determines it to be necessary or appropriate, conduct such reviews, investigations and surveys as the Committee may consider necessary or appropriate in the exercise of its duties and responsibilities.

  E.    Unrestricted Committee Communications

        The Committee shall have unrestricted lines of communication with the Company's chief executive officer, chief financial officer, principal accounting officer, independent auditors and outside legal counsel at all times. The Committee may also, as it deems necessary or appropriate, obtain advice and assistance from independent legal, accounting or other advisors, which advisors shall be paid for by the Company.

  F.    Annual Review Of Charter

        The Committee shall, at least annually, review and reassess the adequacy of this Charter and, if determined necessary or appropriate, make recommendations to the Board. During this review process, the Committee may seek the input of the Company's chief executive officer, chief legal counsel and/or other experts or advisors with regard to the adequacy of this Charter and the necessity or desirability of any amendments.

B-2

v FOLD AND DETACH HERE AND READ THE REVERSE SIDE v

PROXY

iParty Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF iPARTY CORP. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2004

        The undersigned, as a holder of shares of common stock, par value $.001 per share, and/or shares of Series B convertible preferred stock, par value $.001 per share, and/or shares of Series C convertible preferred stock, par value $.001 per share, and/or shares of Series D convertible preferred stock, par value $.001 per share, and/or shares of Series E convertible preferred stock, par value $.001 per share, and/or shares of Series F convertible preferred stock, par value $.001 per share (collectively, "Shares"), of iParty Corp., a Delaware corporation (the "Company"), hereby appoints Mr. Sal Perisano and Mr. Patrick Farrell, and each of them individually, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the offices of Posternak Blankstein & Lund LLP located at Prudential Tower, 800 Boylston St., 33rd Floor, Boston, MA 02199, on Thursday, June 10, 2004 at 11:00 a.m., local time, and any adjournments or postponements thereof (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with respect to Proposals 1 and 2 set forth below and to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

        You may revoke this proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company, by filing a duly executed proxy bearing a later date or by appearing in person and voting by ballot at the Annual Meeting.

        The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director in Proposal 1 and "for" Proposal 2 and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(Continued, and to be marked, dated and signed, on the other side)

VOTE BY TELEPHONE OR INTERNET
QUICK * * * EASY * * * IMMEDIATE

iParty Corporation

Voting by telephone or Internet is quick, easy and immediate. As a iParty Corporation shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by X:XX p.m., Central Time, on                          XX, 2004.

To Vote Your Proxy By Internet
www.continentalstock.com
Have your proxy card in hand when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy By Phone
1 (800) 293-8533
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE ABOVE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy By Mail
Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

V FOLD AND DETACH HERE AND READ THE REVERSE SIDE V

PROXY	Please mark your choice like this	☒

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

	FOR ALL	WITHHOLD AUTHORITY AS TO ALL LISTED NOMINEES		FOR	AGAINST	ABSTAIN
Proposal 1 - For each of the following nominees for director: Sal Perisano, Lorenzo Roccia, Daniel De Wolf, Frank Haydu, Eric Schindler, Joseph Vassalluzzo and Christina Weaver-Vest* and as more fully described in the accompanying Proxy Statement. For all nominees except the following:	☐	☐	Proposal 2 - Ratification of the selection of Ernst & Young LLP as the independent public auditors for the fiscal year ending December 25, 2004, as more fully described in the accompanying Proxy Statement.	☐	☐	☐

* To be elected only by a vote of the holders of the Series D convertible preferred stock.			CHECK HERE ONLY IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON	☐

Print and sign your name below exactly as it appears on the records of the Company and date this card. When signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give full title, as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature	Signature	Date	, 2004

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL 1
ELECTION OF DIRECTORS
Audit Committee—6 Meetings
Compensation Committee—1 Meeting
Nominating Committee
EXECUTIVE COMPENSATION
Report of the Compensation Committee
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN FISCAL 2003
OPTION EXERCISES AND YEAR-END VALUE
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY ("IPT"), RUSSELL 2000 INDEX ("RUSSELL 2000") AND S&P RETAIL INDEX
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Report of the Audit Committee
GENERAL
iPARTY CORP. AUDIT COMMITTEE CHARTER
iPARTY CORP. NOMINATING COMMITTEE CHARTER